SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            GREATER COMMUNITY BANCORP
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

                                      n.a
 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ...........................................................................

     2)   Aggregate number of securities to which transaction applies:

     ...........................................................................

     3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

     4)   Proposed maximum aggregate value of transaction:

     ...........................................................................

     5)   Total fee paid:

     ...........................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     ...........................................................................

     2)   Form, Schedule or Registration Statement No.:

     ...........................................................................

     3)   Filing Party:

     ...........................................................................

     4)   Date Filed:

     ...........................................................................

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


TIME.........................     4:00 p.m. on Tuesday, April 20, 1999

PLACE........................     55 Union Boulevard
                                  Totowa, New Jersey 07512

ITEMS OF BUSINESS............     1.   To  elect   members   of  the   Board  of
                                       Directors, whose terms are described in the Proxy Statement.

                                  2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

RECORD DATE..................     Holders  of  Common  Shares  of  record at the
                                  close  of   business  on  March  1,  1999  are
                                  entitled to vote at the Meeting.

ANNUAL REPORT................     The Company's 1998 Annual Report, which is not
                                  a part of the proxy soliciting material, is enclosed.

PROXY VOTING.................     It  is   important   that   your   Shares   be
                                  represented and voted at the Meeting.  You can
                                  vote your Shares by marking,  signing,  dating
                                  and returning  the enclosed  proxy card in the
                                  postage-paid   envelope   furnished  for  that
                                  purpose.  The  enclosed  proxy is solicited by
                                  the  Company's   Board  of  Directors,   which
                                  requests  that you promptly  complete and mail
                                  the  proxy  card  so  that a  quorum  will  be
                                  established  for the Meeting  without  further
                                  expense  to  the  Company.  Any  proxy  may be
                                  revoked  in  the  manner   described   in  the
                                  accompanying Proxy Statement at any time prior to its exercise at the Meeting. Stockholders are cordially invited to attend the Meeting in person. If you attend the Annual Meeting and vote in person, the enclosed Proxy Card will not be used.

                                             By order of the Board of Directors,

                                                    Edith A. Leonhard, Secretary

Totowa, New Jersey
March 17, 1999

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512
                                  973-942-1111

--------------------------------------------------------------------------------

             PROXY STATEMENT FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


     These proxy materials are furnished in connection with the solicitation by the Board of Directors of Greater Community Bancorp (the "Company"), a New Jersey corporation, of proxies to be voted at the Company's 1999 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"), including any adjourned meeting.

     You are cordially invited to attend the Meeting on Tuesday, April 20, 1999 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company's headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

     The Company's 1998 fiscal year began on January 1, 1998 and ended on December 31, 1998. All references in this Proxy Statement to the year 1998 or fiscal 1998 refer to that twelve-month period.

     This  Proxy   Statement  and   accompanying   forms  of  proxy  and  voting
instructions are first being mailed on or about March 17, 1999 to stockholders of record on March 1, 1999 (the "Record Date").

Purpose of the Annual Meeting

     The election of directors is the only matter which will be presented at the Annual Meeting to be considered and voted upon (see "ELECTION OF DIRECTORS" below). At the date this Proxy Statement went to press, the Company did not anticipate that any other matters would be raised at the Meeting.

Proxies

     Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

     You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $0.50 par value per share ("Common Stock"). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On December 31, 1998, 5,329,566 shares of Common Stock ("Shares") were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record ("nominee"), such nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes duly cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Votes withheld and broker "non-votes" are not counted for purposes of the election of directors.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker "non-vote" is not so counted.

Principal Stockholders

     The Company knows of no individual or group which beneficially owned more than 5% of the Common Stock on the Record Date, other than John L. Soldoveri, a director of the Company. Details of his beneficial stock ownership, and that of other directors and executive officers of the Company, as of December 31, 1998 are set forth below (see "SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS").

Multiple Copies of Annual Report

     The Company's 1998 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, write to the Corporate Secretary c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 1-973-942-1111, ext. 1033.

     If you own Common Stock through a bank, broker or other holder of record and receive more than one of the Company's Annual Reports, contact the holder of record to eliminate duplicate mailings.

Cost of Proxy Solicitation

     The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company's behalf by directors, officers or employees of the Company (without compensation other than their regular compensation) in person or by telephone, facsimile or other electronic means. In accordance with SEC regulations, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance

     The Company's transfer agent is First City Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer Common Stock and similar issues can be handled by writing to First City Transfer Company, P.O. Box 170, Iselin, NJ 08830 Attn: Ms. Kathy Zaleski, or call at 1-732-906-9227, ext. 14.


--------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY

--------------------------------------------------------------------------------


     Under the New Jersey Business Corporation Act and the Company's Bylaws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company's business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     The Board meets monthly on a regular basis and may also have special meetings. During fiscal 1998 the full Board held 12 meetings and the committees held a total of 45 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 1998 of the full Board and committees on which he served.

Committees of the Board of Directors

     During fiscal 1998 the Board of Directors had five ongoing committees: the Executive Committee, the Management Coordinating Committee, the Audit Committee, the Insurance Committee and the Stock Option Committee.

     The Executive Committee is comprised of the Chairman, the Vice Chairman, the President and three additional members proposed by the Chairman and appointed by the Board. The Executive Committee may exercise the powers of the full Board in the management of the Company's business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 12 times during 1998.

     The Management Coordinating Committee is comprised of the Vice Chairman, the President and such additional members as are recommended by the Chairman and approved by the Board. This Committee's duties are to coordinate the management and operations of the Company's subsidiaries and to recommend, to the full Board and the Executive Committee, policies relating to the operation of the subsidiaries, with a view to providing uniformity where appropriate. This Committee met 31 times during 1998.

     The Audit Committee meets with management to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also meets with the independent auditors and appropriate Company financial personnel and internal auditors regarding these matters. The Committee recommends to the Board the appointment of the independent auditors and reviews and approves in advance for each year the audit and nonaudit services and fees of such auditors. Both the internal auditors and the independent auditor regularly meet privately with the Audit Committee and have unrestricted access to it. The Committee reviews matters relating to corporate financial reporting and accounting policies and procedures. It also reports its findings on any of the above to the Board of Directors, as appropriate. The Audit Committee met twice during 1998.

     The Insurance Committee reviews the Company's insurance needs and approves insurance policies issued to the Company. This committee met once in 1998.

     The Stock Option Committee grants options under, and otherwise administers, the 1996 Employee Stock Option Plan. This Committee also makes recommendations to the Board concerning matters relating to other stock options which may be granted by the Company. Such Committee met twice during 1998.

     Six of the Company's directors served as directors of Great Falls Bank. In that capacity various Board members also served on committees of Great Falls Bank's Board of Directors and through these committees coordinated the functions of the Company and Great Falls Bank. During 1998, committees of Great Falls Bank's Board included the Audit, Loan, Personnel, Business Development and Marketing, Investment, and Security and Insurance Committees.

     Similarly, three of the Company's directors served as directors of Bergen Commercial Bank and in that capacity served on committees of its Board of
Directors.  During 1998,  committees of Bergen  Commercial Bank's Board included
the      Audit/Examining,      Executive,      Investment/Financial,       Loan,
Personnel/Compensation, and Marketing Committees.

Compensation of Directors

     The Company compensates its nonemployee directors through a combination of cash fees based on directors meetings attended and the grant of stock options. Nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors.

     During fiscal 1998 the Company's nonemployee directors were compensated for services rendered in that capacity at the rate of $350 per meeting attended, $150 for each meeting of the Executive Committee and $75 for the Audit Committee. In addition, each director of each Bank was paid a stipend of $2,000 at the beginning of 1998. The Company paid a total of $38,275 to its nonemployee directors for 1998 in that capacity. Fees for 1999 have been set at $450 per regular board meeting attended and $200 per committee meeting attended.

     During 1998 Great Falls Bank's nonemployee directors were compensated $350 for each meeting of the Board of Great Falls Bank attended, $100 for each Loan Committee meeting attended, and $75 per meeting attended of each other committee of Great Falls Bank's Board. Great Falls paid a total of $73,525 in directors fees during 1998 to all nonemployee directors of Great Falls for acting in those capacities, of which $36,450 was paid to those Bank directors who are also nonemployee directors of the Company. 1999 fees have been set at $450 per regular meeting attended and $200 for each other committee meeting attended.

     During 1998 Bergen Commercial Bank's nonemployee directors were compensated $350 for each Board meeting attended. Such bank directors were also compensated $100 for each Loan Committee Meeting and $75 per other committee meeting attended. Bergen Commercial paid a total of $41,500 in directors fees during 1998 to all of its nonemployee directors for acting in those capacities, of which $18,100 was paid to those Bank directors who are also nonemployee directors of the Company. 1999 fees have been set at $450 per regular meeting attended and $200 for each other committee meeting attended.

     No stock options were granted to nonemployee directors during 1998. During 1998, certain directors exercised some of the stock options granted to them before 1998. The following table summarizes cash compensation earned during 1998 by the Company's directors other than Messrs. Soldoveri, Irwin and Campbell. (Stock option information regarding those three executive directors is presented in the tables below regarding executive compensation--see "Executive Compensation and Other Benefits.") Meeting fees primarily include fees paid for attending meetings of the Company, its bank subsidiaries and committees thereof. The table also provides information about the dollar value which certain directors realized upon the exercise during 1998 of stock options, calculated as the difference between the value of shares subject to the exercised options (using the mean between the closing bid and asked prices per share of the Common Stock on the date of exercise as reported on the NASDAQ National Market System) and the aggregate amount paid to the Company upon exercise. The table also presents information about options held at the end of 1998.

                      DIRECTOR COMPENSATION FOR FISCAL 1998

                                                                          Number of Shares         Dollar Value of
                                                                             Underlying          Unexercised in-the-
                                                                         Unexercised Options   Money Options at Fiscal
                                      Cash Compensation                  at Fiscal Year End         Year End (1)
                             -------------------------------------        -----------------      -----------------
                                                    Value Realized
                                                      on Exercise
                                 Meeting                of Stock           Exercisable (E)/      Exercisable (E)/
           Name              Fees & Other ($)         Options ($)         Unexercisable (U)      Unexercisable (U)
           ----              ----------------       ---------------       -----------------      -----------------
                                                                                 580(E)             $  2,881(E)
M. A. Bramante                   $ 11,175                   -0-                6,390(U)             $ 31,742(U)

                                                                              14,520(E)             $ 72,128(E)
Anthony M. Bruno, Jr             $ 33,550(2)                -0-              106,480(U)             $528,939(U)

                                                                                 870(E)             $  4,322(E)
Robert J. Conklin                $  9,575                   -0-                6,930(U)             $ 34,425(U)

William T. Ferguson              $  9,700                 3,017                6.390(U)             $ 31,742(U)

Joseph A. Lobosco                $ 14,475                $2,845                6,389(U)             $ 31,737(U)

                                                                                 870(E)             $  4,322(E)
Alfred R.  Urbano                $  6,025                   -0-                6,930(U)             $ 34,425(U)

                                                                                 870(E)             $  4,322(E)
Charles J. Volpe                 $ 15,375                   -0-                6,930(U)             $ 34,425(U)

(1) All unexercised options were "in-the-money" at the end of 1998. The year-end values of such options have been calculated as the difference between (a) $11.9375, the value of shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock on December 31, 1998, as quoted by the NASDAQ National Market System, and
     (b) the aggregate price payable on exercise of the options.

(2)  Includes $15,000 annual stipend.


Certain Relationships and Related Transactions

     The building in which the Company's offices and Great Falls Bank's main branch are situated is owned by Anjo Realty, a partnership in which Mr. Soldoveri, the Company's Chairman of the Board and Chief Executive Officer, has a 51% interest, and Mr. Bruno, the Company's Vice Chairman, has a 14% interest. The leased premises increased to 15,069 square feet during 1998. The rent paid in 1998 was $215,081. The current annual rent is $226,035, as a result of the increase in leased premises during 1998.

     The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $3,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts paid by it to indemnify directors and officers. The 1998 premium for the policy was $20,699.

     Directors and officers of the Company and their associates were customers of and had transactions with both Great Falls Bank and Bergen Commercial Bank during 1998, and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the ordinary course of business of the respective subsidiary banks on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 1998, the total amount of loans outstanding from Great Falls Bank and Bergen Commercial Bank to the executive officers and directors of the Company was $3,864,424, which represented 12% of the Company's consolidated stockholders' equity on that date. At that date, Great Falls Bank and Bergen Commercial Bank in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $744,254 at various rates, to the Company's directors, executive officers and their affiliates.

                   SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth information concerning beneficial ownership of Common Stock on December 31, 1998 by each director and executive officer of the Company and by such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All shares of a named person are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.


                   Name of                  Amount and Nature of
               Beneficial Owner             Beneficial Ownership*        Percent of Class*
               ----------------             ---------------------        -----------------
M. A. Bramante                                   149,490 (a)                   2.80%
Anthony M. Bruno, Jr.                             75,282 (b)                   1.40%
C. Mark Campbell                                  98,904 (c)                   1.85%
Robert J. Conklin                                133,598 (d)                   2.51%
William T. Ferguson                               51,658 (e)                   0.97%
George E. Irwin                                  148,559 (f)                   2.77%
Joseph A. Lobosco                                 58,053 (g)                   1.09%
John L. Soldoveri                                484,206 (h)                   9.08%
Alfred R. Urbano                                 226,336                       4.25%
Charles J. Volpe                                  64,588 (i)                   1.21%
Naqi A. Naqvi                                     12,288 (j)                   0.23%
All directors and executive officers
 as a group (11 in number including
 individuals named above).                     1,502,962 (a)-(k)              27.70%


(*) Based on 5,329,566 shares issued and outstanding on December 31, 1998. Beneficially owned shares also includes shares (I) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person, and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons.

(a) Includes 25,796 shares held by Dr. Bramante's wife and 1,450 shares subject to stock options.

(b) Includes 29,040 shares subject to stock options, 10,912 shares held in IRA and 8,652 shares held by Mr. Bruno's wife.

(c) Includes 23,222 shares held subject to stock options, 21,920 shares held in the Company's 401K Plan, 4,560 shares held in Mr. Campbell's IRA and 4,463 shares held jointly with a family member. Also includes 3,481 shares held by a trust of which Mr. Campbell is a trustee; Mr. Campbell disclaims beneficial ownership of all of the shares held by such trust.

(d) Includes 46,108 shares held by a corporation, 10,120 shares owned by Mr. Conklin's wife, and 1,740 shares subject to stock options.

(e) Includes 4,682 shares owned as custodian for a child, 4,624 shares owned by a corporation of which Mr. Ferguson is a stockholder, and 870 shares subject to stock options. Mr. Ferguson disclaims beneficial ownership of one-half of the shares held by the corporation, or 2,312 shares.

(f) Includes 31,814 shares subject to stock options, 13,268 shares held jointly with Mr. Irwin's wife, 7,953 shares held in the Company's 401K Plan, and 3,138 shares owned by a corporation.

(g) Includes 19,462 shares owned by Mr. Lobosco's wife and 870 shares subject to stock options.

(h) Includes 80,400 shares owned by Mr. Soldoveri's wife and 1,740 shares subject to stock options. Also includes 10,454 shares owned by a charitable foundation of which Mr. Soldoveri is a director; Mr. Soldoveri disclaims beneficial ownership of all shares owned by such foundation.

(i) Includes 1,740 shares subject to stock options and 3,300 shares held by a partnership. Mr. Volpe disclaims beneficial ownership of one-half or 1,650 shares held by such partnership.

(j) Includes 3,380 shares subject to stock options held by Mr. Naqvi.

(k) The total for all directors and executive officers includes 95,866 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of holdings and transactions in Common Stock with the SEC. Based on Company records and other information, the Company believes the directors and executive officer indicated in the following table failed to file on a timely basis one or more reports which they were required to file with respect to transactions in Common Stock during fiscal 1998 (or earlier to the extent not included in the 1998 Proxy Statement). The Company is not aware of any failure to file a required Form.



   Name of Reporting Person      No. of Late Reports      No. of Transactions
   ------------------------      -------------------      -------------------

Anthony M.  Bruno, Jr.                    1                        1
Robert J. Conklin                         2                        2
William T. Ferguson                       1                        1

Relationship with Independent Public Accountants

     The Company has not selected a principal accountant for fiscal 1999 because the engagement of the principal accountant for fiscal 1998 has not yet been completed. Grant Thornton LLP has acted as the Company's principal accountant for 1996 through 1998. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting, that the representative will have the opportunity to make a statement if he desires to do so and that he will be available to respond to appropriate questions.

Stockholder Proposals

     Stockholders of publicly-held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company's stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the annual meeting in the year 2000, and who wishes to have the proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Corporate Secretary at the above address, not later than November 15, 1999. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.


--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------


     The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at ten. Four persons are to be elected at the Meeting for three-year terms, to succeed four of the present directors whose terms expire at the Meeting. The terms of the remaining six directors will continue beyond the Meeting. The Board has proposed the following nominees, all of whom are members of the present Board, for election as directors at the Meeting:

     Nominees for three-year terms expiring at the Annual Meeting in 2002:

                                        C. Mark Campbell
                                        Joseph A. Lobosco
                                        John L. Soldoveri
                                        Charles J. Volpe

    The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

    Other nominations may be made pursuant to the Company's Bylaws, which require, among other things, advance written notice to the Chairman of the Board of the Company. Any such nomination shall be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 6, 1999. However, if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day following the day on which the Notice for the Meeting was mailed.

    The Company's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between Annual Meetings of Stockholders. In the event of any such increase in the number of directors by the Board, the terms of the directors filling such vacancies shall be fixed by the Board in such manner as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board as so increased. A director elected by the Board to fill a vacancy created in such manner will serve only until the next Annual Meeting of Stockholders, at which time the stockholders will elect such director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board of Directors has no plans at the present time to make any such increase and fill vacancies prior to the Meeting.

    The persons named as proxies in the Proxy Cards solicited by the Board will vote for the election of the four nominees named in this Proxy Statement. If any nominee is unable to serve, the Shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time the Board knows of no reason why any nominee might be unable to serve.

    The following pages describe the principal occupation, age as of the Record Date and certain other information regarding each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2002

     C. Mark Campbell, Director and Executive Vice President of the Company since 1995; Director, President and Chief Executive Officer of Bergen Commercial Bank since 1987. Member of Management Coordinating Committee. Mr. Campbell is Mr. Bruno's brother-in-law. Age: 48.

     Joseph A. Lobosco Director of both the Company and Great Falls Bank since 1990. Member of Insurance Committee. Retired at the end of 1994 as Senior Partner of Joseph Lobosco & Sons (insurance agency) of which he had been a partner since 1961. Age: 64.

     John L. Soldoveri, Chairman of the Board of Directors and Chief Executive Officer of the Company; President of the Company from 1985 until the end of 1995; a founding director of both the Company and Great Falls Bank since 1985. Member of Executive Committee, Audit Committee and Insurance Committee. President of both Soldoveri Agency and Rhodes Agency, Inc. (real estate brokerage and insurance agencies) for many years until 1991, Vice President of both since 1991. Controlling partner of Anjo Realty (real estate investments) since 1980, and active investor in real estate, directly and through various entities. Mr. Soldoveri is Mr. Bruno's uncle. Age: 74.

     Charles J. Volpe, Director of the Company since 1995; director of Bergen Commercial Bank since 1987. Member of Audit Committee and Stock Option Committee. Chief executive officer, J.P. Patti Company (roofing). Age: 61.

Directors Whose Terms Will Expire in 2000

     M. A. Bramante, a founding director of both the Company and Great Falls Bank since 1985. Chairman of Audit Committee; Member of Executive Committee and Stock Option Committee. Retired orthodontist-- formerly President of M.A. Bramante, D.D.S., P.A., 1960-1996. Age: 66.

     Robert J. Conklin, a founding director of both the Company and Great Falls Bank since 1985. Member of Executive Committee and Stock Option Committee. President, Crystal Accel (electronics). President, The Conklin Corporation (construction and engineering), 1960-1996. Age: 60.

     William T. Ferguson, a founding director of both the Company and Great Falls Bank since 1985. Member of Stock Option Committee. Owner, Siam Garden Restaurant, Boca Raton, Florida, since 1997. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 56.

Directors Whose Terms Will Expire in 2001

     Anthony M. Bruno, Jr., Director and Vice Chairman of the Board of Directors of the Company since 1995; Chairman of the Board of Bergen Commercial Bank since 1987; a founding director of the Company and Great Falls Bank in 1985, positions from which he resigned in 1987 when Bergen Commercial Bank was formed. Member of Executive Committee, Management Coordinating Committee, Audit Committee and Insurance Committee. Senior Partner, Bruno, DiBello & Co., L.L.C. (Certified Public Accountants). Minority partner in Anjo Realty (real estate investments). Mr. Bruno is a nephew of Mr. Soldoveri and is Mr. Campbell's brother-in-law.
Age: 44.

     George E. Irwin, Director of both the Company and Great Falls Bank since 1987; President and Chief Operating Officer of the Company since 1995; Vice President of the Company, 1987-1995; President and Chief Executive Officer of Great Falls Bank since 1987; Executive Vice President, Treasurer, and Senior Loan Officer of Great Falls Bank during 1986. Member of Executive Committee and Management Coordinating Committee. Age: 55.

     Alfred R. Urbano, Director of the Company and Great Falls Bank from 1986 through mid-1997 and 1998- present. President, Rubicon Realty Corp. (real estate investment) since 1980. Age: 52.

Executive Officers

     The following table provides certain information about the Company's current executive officers.

                                                                                                    Year First Elected
                                                                                   Age as of                to
             Name                                  Office                         Record Date         Current Office
             ----                                  ------                         -----------         --------------
John L. Soldoveri              Chairman and Chief Executive Officer                    74                  1985
Anthony M. Bruno, Jr.          Vice Chairman                                           44                  1995
George E. Irwin                President and Chief Operating Officer                   55                  1995
C. Mark Campbell               Executive Vice President                                48                  1995
Naqi A. Naqvi                  Treasurer                                               42                  1987

--------------------------------------------------------------------------------

                    Executive Compensation and Other Benefits

--------------------------------------------------------------------------------

Summary Compensation Table

     The following table summarizes compensation during the years ended December 31, 1998, 1997 and 1996 earned by or awarded to the Company's Chief Executive Officer and its other executive officers whose total salary and bonus in 1998 exceeded $100,000.


                                                                                                                        Long Term
                                                Annual Compensation                                                   Compensation
----------------------------------------------------------------------------------------------------------------     ---------------

                                                                Salary            Bonus           Other Annual        Stock Options
    Name and Principal Position in 1998          Year             ($)              ($)          Compensation ($)     Awarded (#)(1)
    -----------------------------------          ----             ---              ---          ----------------     --------------
                                                 1998             --                --             27,525 (2)              -0-
JOHN L. SOLDOVERI                                1997             --                --             70,987 (2)              -0-
Chairman and CEO of the Company                  1996             --                --             32,035 (2)             7,260

GEORGE E. IRWIN                                  1998           176,538             --            120,157 (3)             4,000
President and COO of the Company and             1997           157,500             --            111,286 (3)              -0-
President and CEO of Great Falls Bank            1996           149,997             --             36,509 (3)            96,800

C. MARK CAMPBELL
Executive Vice President of the Company          1998           154,000             --             46,511 (4)             4,000
and President and CEO of Bergen                  1997           149,827             --             53,765 (4)              -0-
Commercial Bank                                  1996           140,000             --             45,431 (4)            96,800


(1) The numbers of shares underlying stock options awarded in 1996 have been adjusted to reflect subsequently paid stock dividends and stock split.

(2) Primarily represents fees paid for attendance at meetings of the Board of Directors of Great Falls Bank and committees of that Board. Also includes stipends aggregating $12,000, $14,000, and $12,000 during 1998, 1997 and
     1996, respectively, and compensation of $-0-, $41,112, and $7,810, respectively, realized upon exercise of stock options during those years.

(3) Includes employer contributions on behalf of Mr. Irwin to 401K Plan ($28,231 for 1998, $24,543 for 1997 and $23,351 for 1996). Also includes auto allowances aggregating $10,800 for 1998, 10,800 for 1997 and $10,350 for 1996; term life insurance benefits valued at $3,432 for 1998, $2,016 for 1997 and $2,358 for 1996; and compensation of $77,693 realized on exercise of stock options in 1998 and $73,926 in 1997.

(4)  Comprised   of  $-0-,   $10,017  and  $7,112  for  1998,   1997  and  1996,
     respectively, realized on exercise of options to purchase Common Stock; auto allowances of $10,800 for 1998, $10,800 for 1997 and $9,000 for 1996;
     life insurance benefits valued at $10,504 for 1998, $9,781 for 1997 and $9,163 for 1996; and employer contributions of $25,207, $23,166 and $20,156, respectively, to 401K Plan on Mr. Campbell's behalf.

Option Grants During 1998

     On December 15, 1998 the 1996 Employee Stock Option Plan Committee granted options to purchase a total of 91,950 shares of Common Stock to a total of 77 employees of the Company and its subsidiaries. The option price is $10.375/share, the mean between the closing bid and asked prices for the Common Stock on the date of grant as quoted on the NASDAQ National Market System. The following table contains information about stock options granted during 1998 to the named executive officers of the Company under the 1996 Employee Stock Option Plan.

                                                      Individual Grants
-------------------------------------------------------------------------------------------------------------------------
                                                                % of Total Options
                                Number of Securities                Granted to             Exercise or
                                 Underlying Options             Employees in Fiscal         Base Price         Expiration
          Name                    Granted (#) (1)                      Year                ($/share) (1)           Date
          ----                    ---------------                      ----                -------------           ----
C. Mark Campbell                       4,000                           4.35%                   $10.375           12/31/04

George E. Irwin                        4,000                           4.35%                   $10.375           12/31/04



(1) The options become exercisable at the rate of 20% per annum commencing on January 1, 2000, are fully exercisable on January 1, 2004, and generally lapse on December 31, 2004, subject to earlier lapse in the event of a termination of affiliation with the Company.


Aggregated Option Exercises and Year-end Option Value

     The following table sets forth information with respect to exercises of options during 1998 by the named executive officers and unexercised options they held on December 31, 1998.

                                                                        Number of Shares
                                                                     Underlying Unexercised          Dollar Value of Unexercised
                                                                           Options at                        In-the-Money
                                                                         Fiscal Year End            Options at Fiscal Year End (1)
                                                                --------------------------------  ----------------------------------
                            # of Shares
                            Acquired on            Value                Exercisable (E)/                   Exercisable (E)/
         Name                 Exercise          Realized ($)           Unexercisable (U)                  Unexercisable (U)
----------------------  --------------------  ----------------  --------------------------------  ----------------------------------
                                                                              870 (E)                        $  4,322 (E)
John L. Soldoveri               n/a                 n/a                     6,390 (U)                        $ 31,842 (U)

                                                                           11,616 (E)                        $ 57,702 (E)
George E. Irwin                14,096             $77,693                  95,557 (U)                        $505,760 (U)

                                                                           11,616 (E)                        $ 57,702 (E)
C.  Mark Campbell               n/a                 n/a                    93,184 (U)                        $449,271 (U)

(1) All unexercised options held by the named individuals were "in-the-money" at the end of 1998. The year-end values of such options have been calculated as the difference between (a) $11.9375, the value of shares subject to such options using the mean between the closing bid and asked prices per share of the Common Stock at the close of business on December 31, 1998, the last business day of 1998, as quoted by NASDAQ National Market System, and (b) the aggregate price payable on exercise of the options.


Certain Agreements

     Effective July 31, 1998, the Company and Great Falls Bank entered into an agreement to continue Mr. Iwrin's employment as President and Chief Operating Officer of the Company and President and Chief Executive Officer of Great Falls Bank. The agreement provides for a term of two years at an annual base salary of not less than $170,000, plus an auto allowance of $900 per month and certain other benefits.

     Effective at the same time, the Company and Bergen Commercial Bank entered into an agreement to continue Mr. Campbell's employment as Executive Vice President and the Company and President and Chief Executive Officer of Bergen Commercial Bank. Such agreement provides for a term of two years at an annual base salary of not less than $154,000, plus an auto allowance of $900 per month and certain other benefits.

     The annual base salaries may be increased during the terms of the respective agreements. Both employment agreements provide for automatic annual renewals on the anniversary of the effective date for further two-year terms. In the event of a termination of employment without "just cause" (as defined in the agreements), either officer would be entitled to receive, as a severance benefits, continued payments of his then base salary for the remaining term of his agreement, including any extensions or renewals. The severance benefit is not payable, however, during a time that the officer competes with the Company or his bank employer in the manner and within the geographical area described in the agreement. Such noncompetition covenant also applies if the officers voluntarily terminate their employment. In the event of certain terminations of employment within 12 months after a "change of control" (as defined) of the Company or the officer's bank employer, such officers are generally entitled to receive twice their base annual compensation less amounts paid after the change of control.

                                          GREATER COMMUNITY BANCORP

                                          Edith A. Leonhard, Secretary

Totowa, New Jersey
March 17, 1999